FIRST AMENDMENT TO
                                 NOTE AGREEMENT

         THIS FIRST AMENDMENT TO NOTE AGREEMENT ("Amendment"), dated to be effective as of December 30, 1999, is made by and among EFTC CORPORATION, a Colorado corporation (the "Borrower"), and MONFORT FAMILY LIMITED PARTNERSHIP I ("Monfort").

                                    RECITALS

         A. The Borrower entered into that certain Note Agreement dated as of November 11, 1999, by and among the Borrower and Monfort (the "Note Agreement").

         B. The Borrower and Monfort desire to amend the Note Agreement as more particularly described in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Monfort hereby agree as follows:

                                    AGREEMENT

         1.     The Note Agreement is hereby amended as follows:

                (a) The phrase "Subordinated Notes due March 31, 2000" on the cover page of the Note Agreement is hereby deleted and replaced with the phrase"Subordinated Notes due April 30, 2000."

                (b) Exhibit A to the Note Agreement is hereby amended by deleting the phrase "March 31, 2000" from the fourth line of the first paragraph thereof and from the first line of the second paragraph thereof and by substituting in both places the phrase "April 30, 2000."

         2. Except as amended hereby, the Note Agreement shall remain as originally stated and in full force and effect. The Borrower and Monfort hereby confirm and ratify each of the provisions of the Note Agreement as amended hereby. Upon surrender to the Borrower of the Note issued by Borrower in favor of Monfort on November 11, 1999 in connection with the Note Agreement, Borrower will issue in favor of Monfort a replacement Note in the form of Exhibit A to the Note Agreement (as amended hereby).

         3. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Colorado.




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         4.     This Amendment shall inure to the benefit of and shall be
binding upon the successors and assigns of the parties hereto.

         5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         Executed and delivered as of the date first set forth above.

                                    BORROWER:

                                     EFTC CORPORATION,
                                     a Colorado corporation

                                     By:   /s/ Jack Calderon
                                     Name: Jack Calderon
                                     Title:Chief Executive Officer


                                    MONFORT:

                                      MONFORT FAMILY LIMITED PARTNERSHIP I,

                                      By:   /s/ Richard L. Monfort
                                      Name: __________________________________
                                      Title:__________________________________






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